UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2007

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 14, 2007, Cytokinetics, Incorporated issued a press release announcing that GlaxoSmithKline (GSK) has initiated a first-time-in-humans Phase I clinical trial of GSK-923295 in patients with solid tumors. GSK-923295 is a small-molecule inhibitor of centromere-associated protein E (CENP-E). The initiation of this clinical trial triggers a milestone payment of $1 million from GSK to Cytokinetics under the terms of the companies’ strategic alliance established in June 2001. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No. Description
----------------------------------
99.1 Press Release, dated August 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

August 14, 2007	By:	/s/ Sharon Surrey-Barbari

Name: Sharon Surrey-Barbari
Title: Senior Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 14, 2007